SUPPLEMENTAL CONSOLIDATED FINANCIAL STATEMENT INFORMATION - Schedule of Prepaid Expenses and Other Current Assets (Details) - USD ($) $ in Thousands	Jan. 31, 2023	Jan. 31, 2022
Condensed Financial Information Disclosure [Abstract]
Prepaid expenses	$ 29,081	$ 22,653
Deferred cost of revenue	2,347	3,096
Income tax receivables	7,028	5,464
Other	883	757
Total prepaid expenses and other current assets	$ 39,339	$ 31,970